UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018 (February 28, 2018)

Broadcom Limited

(Exact name of registrants as specified in its charter)

Singapore	001-37690	98-1254807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously announced on November 2, 2017, Broadcom Limited, a public company limited by shares incorporated under the laws of the Republic of Singapore (“Broadcom-Singapore”), has decided to restructure its corporate group to cause the parent company of the group to be a Delaware corporation (the “Redomiciliation”). In order to complete the Redomiciliation, the boards of directors of each of Broadcom-Singapore and Broadcom Limited, a Delaware corporation (“Broadcom-Delaware”), approved the entry by Broadcom-Singapore and Broadcom-Delaware, respectively, into an Implementation Agreement (the “Implementation Agreement”). The Implementation Agreement was executed by Broadcom-Singapore and Broadcom-Delaware on February 28, 2018 and provides for a statutory procedure known as a scheme of arrangement (the “Scheme of Arrangement”) to be implemented by Broadcom-Singapore and Broadcom-Delaware under Singapore law, subject to approval of the shareholders of Broadcom-Singapore and the High Court of the Republic of Singapore. Pursuant to the Scheme of Arrangement, all issued ordinary shares in the capital of Broadcom-Singapore as of immediately prior to the effective time of the Scheme of Arrangement will be exchanged on a one-for-one basis for newly issued shares of common stock of Broadcom-Delaware, and Broadcom-Singapore will become a subsidiary of Broadcom-Delaware. Additional information regarding the Redomiciliation can be found in Amendment No. 1 to the Preliminary Proxy Statement on Schedule 14A (as amended, the “Proxy Statement”), which Broadcom-Singapore filed on February 22, 2018 with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Implementation Agreement and Scheme of Arrangement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Implementation Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference, and the Scheme of Arrangement which we expect to file as an exhibit to Broadcom-Singapore’s Quarterly Report on Form 10-Q for the quarterly period ending May 6, 2018.

*    *    *    *    *

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Implementation Agreement Executed February 28, 2018

Additional Information and Where to Find It

In connection with the Redomiciliation, Broadcom-Singapore filed with the SEC the Proxy Statement on February 22, 2018 that contains a proxy statement of Broadcom-Singapore, which will be mailed or otherwise disseminated to Broadcom-Singapore’s shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BROADCOM-SINGAPORE, BROADCOM-DELAWARE AND THE REDOMICILIATION. Investors may obtain free copies of the current proxy statement, as well as other filings containing information about Broadcom-Singapore or Broadcom-Delaware, without charge, at the SEC’s Internet website (http://www.sec.gov). Copies of these documents may also be obtained for free from Broadcom-Singapore’s website at www.broadcom.com.

Participants in Solicitation

Broadcom-Singapore and its officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Broadcom-Singapore in connection with the Redomiciliation. Information about Broadcom-Singapore’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on December 21, 2017 and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on February 20, 2018.

No Offer or Solicitation

This announcement relates to a proposed redomiciliation of the parent company of Broadcom-Singapore’s corporate group. This announcement is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This announcement is not a substitute for the proxy statement or any other document that Broadcom-Singapore may file with the SEC in connection with the Redomiciliation. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements included in this announcement and the documents referred to herein may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended), in particular, statements about Broadcom-Singapore’s expectations regarding the change of the parent company of the group from a Singapore company to a Delaware corporation. These statements include, but are not limited to, statements that address Broadcom-Singapore’s expected future business and financial performance and statements about the proposed redomiciliation and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom-Singapore, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Broadcom-Singapore’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with Broadcom-Singapore’s proposed redomiciliation, including the timing of the proposed redomiciliation and its ability to obtain shareholder and Singapore court approvals and satisfy other closing conditions to the completion of the proposed redomiciliation; any loss of its significant customers and fluctuations in the timing and volume of significant customer demand; its dependence on contract manufacturing and outsourced supply chain; its dependency on a limited number of suppliers; any acquisitions Broadcom may make, including Broadcom’s proposed acquisition of Qualcomm Incorporated, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with its existing businesses and its ability to achieve the growth prospects and synergies expected by such acquisitions; its ability to accurately estimate customers’ demand and adjust its manufacturing and supply chain accordingly; its significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of its products; dependence on senior management; quarterly and annual fluctuations in its operating results; global economic conditions and concerns; its competitive performance and ability to continue achieving design wins with its customers, as well as the timing of any design wins; prolonged disruptions of its or its contract manufacturers’ manufacturing facilities or other significant operations; its ability to improve its manufacturing efficiency and quality; its dependence on outsourced service providers for certain key business services and their ability to execute to its requirements; its ability to maintain or improve gross margin; its overall cash tax costs, legislation that may impact its overall cash tax costs and its ability to maintain tax concessions in certain jurisdictions; its ability to protect its intellectual property and the unpredictability of any associated litigation expense; any expense or reputational damage associated with resolving customer product warranty and indemnification claims; cyclicality in the semiconductor industry or in its target markets; its ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which its products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in the Proxy Statement filed by Broadcom-Singapore on February 22, 2018, in particular in the section entitled “Risk Factors” and the documents that we file with the SEC. You may obtain copies of these documents as described under the heading “Where You Can Find More Information” in the Proxy Statement.

Except as required under U.S. federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of the Proxy Statement, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Limited

Date: March 6, 2018	By:	/s/ Thomas H. Krause, Jr.
Thomas H. Krause, Jr.
Chief Financial Officer